                                                                  Exhibit 4.8



            CLASS A                                             CLASS A
         COMMON SHARES                                       COMMON SHARES

                           RSL COMMUNICATIONS, LTD.

       PAR VALUE $.00455                                   PAR VALUE $.00455
This Certificate is transferable in                        CUSIP 67702U 10 2
       New York, New York                               SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

            INCORPORATED UNDER THE LAWS OF THE ISLANDS OF BERMUDA


         THIS CERTIFIES THAT



         is the owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON SHARES OF
                           RSL COMMUNICATIONS, LTD.
a Bermuda corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Memorandum of Association and the Bye-Laws of the Corporation, and all amendments thereof, copies of which are on file with the Transfer Agent. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar, respectively.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                           RSL COMMUNICATIONS, LTD.
                                   BERMUDA
                                     1998


        President and                            Chief Financial Officer,
    Chief Executive Officer                Assistant Secretary and Treasurer


                              COUNTERSIGNED AND REGISTERED:
                                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             (NEW YORK, NY)
                                                           Transfer Agent

                                                            and Registrar
                              BY

                                                           Authorized Signature


          Banknote Corporation of America, Wall Street, 1-708065-942
               RSL Communications, Ltd. Proof #2 9/02/97 JL/ALW



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                           RSL COMMUNICATIONS, LTD.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants       UNIF GIFT MIN ACT -             Custodian
          in common                            ------------          -----------
                                                  (Cust)               (Minor)
TEN ENT - as tenants by                        under Uniform Gifts to Minors Act
          the entireties
                                               ---------------------------------
JT TEN  - as joint tenants                                  (State)
          with right of
          survivorship and
          not as tenants
          in common

    Additional abbreviations may also be used though not in the above list

For value received,                        hereby sell, assign and transfer unto
                   ------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------
/                                    /
- -------------------------------------- -----------------------------------------

- --------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

- --------------------------------------------------------------------------------
                                                                          shares
- --------------------------------------------------------------------------
of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                        Attorney
- ------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution the premises.


Dated:
      ----------------------       -----------------------------------------
                                                 Signature

                                   -----------------------------------------
                                                 Signature

                                   NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE GUARANTEED:
                     ---------------------------------------------------------
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


          Banknote Corporation of America, Wall Street, 1-708065-942
               RSL COMMUNICATIONS, LTD. PROOF #1 8/29/97 JL/ALW